As filed with the Securities and Exchange Commission on August 4, 2000
================================================================================
                                                                 File No. 333 -

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               eXcelon Corporation
               (Exact name of issuer as specified in its charter)

           Delaware                                               02-0424252
-------------------------------                              -------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

25 Mall Road, Burlington, Massachusetts                             01803
---------------------------------------                          ----------
(Address of principal executive offices)                         (Zip Code)


                        1996 EMPLOYEE STOCK PURCHASE PLAN
                1996 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                       1997 NONQUALIFIED STOCK OPTION PLAN
                            (Full title of the plan)

                                Robert N. Goldman
                 Chairman, President and Chief Executive Officer
                               eXcelon Corporation
                                  25 Mall Road
                         Burlington, Massachusetts 01803
                                 (781) 674-5000

          (Name and address, including zip code, and telephone number, including area code, of agent for service)

   WITH A COPY TO:

Brian Greene, Esq.                               John D. Patterson, Jr., Esquire
Vice President and General Counsel               Robert W. Sweet, Jr., Esquire
eXcelon Corporation                              Foley, Hoag & Eliot LLP
  25 Mall Road                                   One Post Office Square
Burlington, MA 01803                             Boston, Massachusetts 02109
 (781) 674-5000                                  (617) 832-1000

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

                         CALCULATION OF REGISTRATION FEE

                                                            Proposed
Title of                                    Proposed        Maximum
Securities                 Amount           Maximum         Aggregate         Amount of
to be                      to be         Offering Price     Offering          Registration
Registered                 Registered       Per Share       Price             Fee
------------------------------------------------------------------------------------------
1996 Employee Stock Purchase Plan
Common Stock               200,000          $5.97 (1)      $1,194,000        $  315.22 (2)
(par value $0.001)         shares

1996 Incentive and Nonqualified Stock Option Plan
Common Stock               1,000,000        $5.97 (1)      $5,970,000        $1,576.08 (3)
(par value $0.001)         shares

1997 Nonqualified Stock Option Plan
Common Stock               1,000,000        $5.97 (1)      $5,970,000        $1,576.08 (4)
(par value $0.001)         shares

------------------------------------------------------------------------------------------
Totals                     2,200,000                      $13,134,000        $3,467.38


         (1) Estimated pursuant to Rule 457 (c) and (h) based on an assumed exercise price of $5.97, which is the average of the high and low sale prices of the Common Stock as reported on the Nasdaq National Market on July 31, 2000.

         (2)  Pursuant  to a  Registration  Statement  on  Form  S-8  (File  No.
333-14741) filed by the Registrant on October 24, 1996, the Registrant registered 300,000 shares of Common Stock issuable pursuant to the 1996 Employee Stock Purchase Plan; a filing fee in the amount of $946 was previously paid with respect to such shares. Pursuant to a Registration Statement on Form S-8 (File No. 333-83645) filed by the Registrant on July 23, 1999, the Registrant registered 200,000 shares of Common Stock issuable pursuant to the 1996 Employee Stock Purchase Plan; a filing fee in the amount of $190 was previously paid with respect to such shares. Pursuant to Rule 429, the Prospectus relating to the shares of Common Stock issuable pursuant to the 1996 Employee Stock Purchase Plan registered pursuant to this Registration Statement is a combined Prospectus that relates also to the shares of Common Stock registered pursuant to both the Registration Statement on Form S-8 (File No. 333-14741) and the Registration Statement on Form S-8 (File No. 333-83645).

         (3)  Pursuant  to a  Registration  Statement  on  Form  S-8  (File  No.
333-14741) previously filed by the Registrant on October 24, 1996, the Registrant registered 2,700,000 shares of Common Stock issuable pursuant to the 1996 Incentive and Nonqualified Stock Option Plan; a filing fee in the amount of $9,858 was previously paid with respect to such shares. Pursuant to a Registration Statement on Form S-8 (File No. 333-66219) previously filed by the Registrant on October 28, 1998, the Registrant registered 1,000,000 shares of Common Stock issuable pursuant to the 1996 Incentive and Nonqualified Stock Option Plan; a filing fee in the amount of $1,312 was previously paid with respect to such shares. Pursuant to Rule 429, the Prospectus relating to the shares of Common Stock issuable pursuant to the 1996 Incentive and Nonqualified Stock Option Plan registered pursuant to this Registration Statement is a combined Prospectus that relates also to the shares of Common Stock registered pursuant to both the Registration Statement on Form S-8 (File No. 333-14741) and the Registration Statement on Form S-8 (File No. 333-66219).

         (4) Pursuant to a Registration Statement on Form S-8 (File No. 333-31521) filed by the Registrant on July 17, 1997, the Registrant registered 1,500,000 shares of Common Stock issuable pursuant to the 1997 Nonqualified Stock Option Plan; a filing fee in the amount of $341 was previously paid with respect to such shares. Pursuant to a Registration Statement on Form S-8 (File No. 333-66219) filed on October 28, 1998, the Registrant registered 1,000,000 shares of Common Stock issuable pursuant to the 1997 Nonqualified Stock Option Plan; a filing fee in the amount of $1,312 was previously paid with respect to such shares. Pursuant to a Registration Statement on Form S-8 (File No. 333-83645) filed on July 23, 1999, the Registrant registered 1,000,000 shares of Common Stock issuable pursuant to the 1997 Nonqualified Stock Option Plan; a filing fee in the amount of $948 was previously paid with respect to such shares. Pursuant to a Registration Statement on Form S-8 (File No. 333-93141) filed on December 20, 1999, the Registrant registered 1,000,000 shares of Common Stock issuable pursuant to the 1997 Nonqualified Stock Option Plan; a filing fee in the amount of $2,666 was previously paid with respect to such shares. Pursuant to Rule 429, the Prospectus relating to the shares of Common Stock issuable pursuant to the 1997 Nonqualified Stock Option Plan registered pursuant to this Registration Statement is a combined Prospectus that relates also to the shares of Common Stock registered pursuant to the Registration Statement on Form S-8 (File No. 333-31521), the Registration Statement on Form S-8 (File No. 333-66219), the Registration Statement on Form S-8 (File No. 333-83645), and the Registration Statement on Form S-8 (File No. 333-93141).

                                EXPLANATORY NOTE

         On October 24, 1996, eXcelon Corporation (the "Company") filed a Registration Statement on Form S-8 (File No. 333-14741) for purposes of effecting the registration under the Securities Act of 1933, as amended (the "Securities Act"), of, among other shares, 300,000 shares of common stock, par value $0.001 per share ("Common Stock"), issuable by the Company pursuant to its 1996 Employee Stock Purchase Plan (the "1996 ESPP Plan"). On July 23, 1999, the Company filed a Registration Statement on Form S-8 (File No. 333-83645) for purposes of effecting the registration under the Securities Act, of, among other shares, an additional 200,000 shares of Common Stock, issuable by the Company pursuant to the 1996 ESPP Plan. On February 29, 2000 the Board of Directors adopted and on May 24, 2000 the stockholders of the Company approved an amendment to the 1996 ESPP Plan for the purpose of increasing the aggregate number of shares of Common Stock subject to availability under the 1996 ESPP Plan, as amended, from 500,000 to 700,000.

         On October 24, 1996, the Company filed a Registration Statement on Form S-8 (File No. 333-14741) for purposes of effecting the registration under the Securities Act, of, among other shares, 2,700,000 shares of Common Stock, issuable by the Company pursuant to its 1996 Incentive and Nonqualified Stock Option Plan (the "1996 Plan"). On October 28, 1998, the Company filed a
Registration Statement on Form S-8 (File No. 333-66219) for purposes of effecting the registration under the Securities Act, of, among other shares, an additional 1,000,000 shares of Common Stock, issuable by the Company pursuant to the 1996 Plan. On February 29, 2000 the Board of Directors adopted and on May 24, 2000 the stockholders of the Company approved an amendment to the 1996 Plan for the purpose of increasing the aggregate number of shares of Common Stock subject to availability under the 1996 Plan, as amended, from 3,700,000 to 4,700,000.

         On July 17, 1997, the Company filed a Registration Statement on Form S-8 (File No. 333-31521) for purposes of effecting the registration under the Securities Act of, among other shares, 1,500,000 shares of Common Stock issuable by the Company pursuant to its 1997 Nonqualified Stock Option Plan (the "1997 Plan"). On October 28, 1998, the Company filed a Registration Statement on Form S-8 (File No. 333-66219) for purposes of effecting the registration under the Securities Act of, among other shares, an additional 1,000,000 shares of Common

Stock issuable by the Company pursuant to its 1997 Plan. On July 23, 1999, the Company filed a Registration Statement on Form S-8 (File No. 333-83645) for purposes of effecting the registration under the Securities Act of, among other shares, an additional 1,000,000 shares of Common Stock, issuable by the Company pursuant to the 1997 Plan. On December 20, 1999, the Company filed a
Registration Statement on Form S-8 (File No. 333-93141) for purposes of effecting the registration under the Securities Act of an additional 1,000,000 shares of Common Stock, issuable by the Company pursuant to the 1997 Plan. On April 12, 2000 the Board of Directors adopted and approved an amendment to the 1997 Plan for the purpose of increasing the aggregate number of shares of Common Stock subject to issuance under the 1997 Plan, as amended, from 4,500,000 to 5,500,000.

         This Registration Statement on Form S-8 has been prepared and filed pursuant to and in accordance with the requirements of General Instruction E to Form S-8 for the purpose of effecting the registration under the Securities Act of (i) the additional 200,000 shares of Common Stock issuable pursuant to the 1996 ESPP Plan by reason of the foregoing amendment, (ii) the additional 1,000,000 shares of Common Stock issuable pursuant to the 1996 Plan by reason of the foregoing amendment, and (iii) the additional 1,000,000 shares of Common Stock issuable pursuant to the 1997 Plan by reason of the foregoing amendment.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The  following   documents  filed  with  the  Securities  and  Exchange
Commission (the "Commission") are incorporated in this Registration Statement by reference:

         (a) the contents of the Company's Registration Statement on Form S-8, File No. 333-14741, as filed with the Commission on October 24, 1996;

         (b) the contents of the Company's Registration Statement on Form S-8, File No. 333-31521, as filed with the Commission on July 17, 1997;

         (c) the contents of the Company's Registration Statement on Form S-8, File No. 333-66219, as filed with the Commission on October 28, 1998;

         (d) the contents of the Company's Registration Statement on Form S-8, File No. 333-83645, as filed with the Commission on July 23, 1999;

         (e) the contents of the Company's Registration Statement on Form S-8, File No. 333-93141, as filed with the Commission on December 20, 1999;

         (f) the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the Commission on March 30, 2000;

         (g) the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000, as filed with the Commission on May 15, 2000; and

         (h) Amendment No. 1 to the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 2000, as filed with the Commission on June 6, 2000.

         All documents subsequently filed by the Company pursuant to Sections 13
(a), 13 (c), 14 and 15 (d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

4.1 Amended and Restated Certificate of Incorporation. Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (File No. 333-05241).

4.2 Amended and Restated By-laws of the Company. Incorporated by reference to Exhibit 3.5 to the Registrant's Registration Statement on Form S-1 (File No. 333-05241).

4.3 Specimen certificate for Common Stock of the Company. Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-05241).

5.1      Opinion of Counsel

10.1     1996 Employee Stock Purchase Plan, as amended

10.2     1996 Incentive and Nonqualified Stock Option Plan, as amended

10.3     1997 Nonqualified Stock Option Plan, as amended

23.1     Consent of Independent Accountants

23.2     Consent of Counsel (included in Exhibit 5.1)

24.1     Power of Attorney (contained on the signature page)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Burlington, Massachusetts, on this 4th day of August, 2000.

                              EXCELON CORPORATION

                              By:/s/ Robert N. Goldman
                                 -----------------------------------------------
                                 Robert N. Goldman
                                 Chairman, President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Robert N. Goldman and Lacey P. Brandt, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing which they, or any of them, may deem necessary or advisable to be done in connection with this Registration Statement, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or any substitute or substitutes for any or all of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                      Title                              Date


/s/ Robert N. Goldman
----------------------         Chairman, President and            August 4, 2000
Robert N. Goldman              Chief Executive Officer
                               (Principal Executive
                               Officer) and Director


/s/ Lacey P. Brandt
----------------------         Chief Financial Officer            August 4, 2000
Lacey P. Brandt                and Treasurer (Principal
                               Financial Officer and
                               Principal Accounting
                               Officer)


/s/ Gerald B. Bay
----------------------         Director                           August 4, 2000
Gerald B. Bay


/s/ Arthur J. Marks
----------------------         Director                           August 4, 2000
Arthur J. Marks


/s/ Kevin J. Burns
----------------------         Director                           August 4, 2000
Kevin J. Burns


/s/ Robert M. Agate
----------------------         Director                           August 4, 2000
Robert M. Agate

                                  EXHIBIT INDEX

Exhibit
   No.            Description

4.1 Amended and Restated Certificate of Incorporation. Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (File No. 333-05241).

4.2 Amended and Restated By-laws of the Company. Incorporated by reference to Exhibit 3.5 to the Registrant's Registration Statement on Form S-1 (File No. 333-05241).

4.3 Specimen certificate for Common Stock of the Company. Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-05241).

5.1      Opinion of Counsel

10.1     1996 Employee Stock Purchase Plan, as amended

10.2     1996 Incentive and Nonqualified Stock Option Plan, as amended

10.3     1997 Nonqualified Stock Option Plan, as amended

23.1     Consent of Independent Accountants

23.2     Consent of Counsel (included in Exhibit 5.1)

24.1     Power of Attorney (contained on the signature page)